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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 22, 2003




                                PEOPLESOFT, INC.
             (Exact name of registrant as specified in its charter)






                                     0-20710
                            (Commission file number)


               Delaware                               68-0137069
           (State or other                         (I.R.S. Employer
     jurisdiction of incorporation)              Identification Number)




 4460 Hacienda Drive, Pleasanton, CA                   94588-8618
 (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (925) 225-3000

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits.

           99.1    Press release issued by PeopleSoft, Inc. dated April 22, 2003


ITEM 9. REGULATION FD DISCLOSURE

      This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

      On April 22, 2003, PeopleSoft Inc. issued a press release announcing its first quarter earnings results. A copy of the press release is attached as
      Exhibit 99.1.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2003

                               PEOPLESOFT, INC.


                               By: /s/ KEVIN T. PARKER
                                  -----------------------------------
                                   Kevin T. Parker
                                   Executive Vice President,
                                   Finance and Administration,
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)



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                                  EXHIBIT INDEX

Exhibit    Description
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99.1       Press release issued by PeopleSoft, Inc. dated April 22, 2003